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                                                                  Exhibit 99.bj2

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., a Maryland corporation, and its undersigned officers and Directors each hereby nominate, constitute and appoint MICHAEL W. MCCROSKEY its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her name, place and stead in any and all capacities, to make, execute and sign all amendments to the Fund's Registration on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Funds, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorney, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Fund and the undersigned Officers and Directors themselves might or could do.

         IN WITNESS WHEREOF, the Fund has caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned Officers and Directors have hereunto set their hands this 19th day of May, 2004.

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ATTEST:                                          AMERICAN NATIONAL INVESTMENT
                                                 ACCOUNTS, INC.
           /s/ Teresa E. Axelson                                 /s/ Michael W. McCroskey
-------------------------------------------      ---------------------------------------------------------
 Teresa E. Axelson, Secretary                     Michael W. McCroskey, President
 SM&R Capital Funds, Inc.

 /s/ Michael W. McCroskey                         /s/ Brenda T. Koelemay
-------------------------------------------      ---------------------------------------------------------
 Michael W. McCroskey, President &                Brenda T. Koelemay, Treasurer, Principal Financial
 Principal Executive Officer                      & Accounting Officer

 /s/ Ernest S. Barratt, Ph.D.                     /s/ Robert V. Shattuck, Jr.
-------------------------------------------      ---------------------------------------------------------
 Ernest S. Barratt, Ph.D., Director               Robert V. Shattuck, Jr., Director

 /s/ Lea McLeod Matthews                          /s/ Donald P. Stevens
-------------------------------------------      ---------------------------------------------------------
 Lea McLeod Matthews, Director                    Donald P. Stevens, Director

 /s/ Michael W. McCroskey                         /s/ Steven H. Stubbs
-------------------------------------------      ---------------------------------------------------------
 Michael W. McCroskey, Director                   Steven H. Stubbs, Director

 /s/ Ann McLeod Moody                             /s/ Jamie G. Williams
-------------------------------------------      ---------------------------------------------------------
 Ann McLeod Moody, Director                       Jamie G. Williams, Director

 /s/ Edwin K. Nolan
-------------------------------------------
 Edwin K. Nolan, Director
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